FORM 8-K


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 25049

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934


Date of Report (date of earliest event reported):  March 8, 2004


CROFF ENTERPRISES, INC.
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(Exact name of registrant as specified in its charter)


Utah                       1-100
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(State or other             (Commission file
jurisdiction of incorporation)         number)


87-0233535
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(IRS Employer identification Number)

621 17th Street, Ste 830, Denver, Colorado     80293
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(Address of principal executive offices)         (Zip Code)

(303) 383-1555
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(Registrant's telephone number, including area code)


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ITEM 5.02 Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers.

DENVER, COLORADO, MARCH 8, 2005, CROFF OIL COMPANY
(OTCBB: COFF) Croff Enterprises, Inc. announced today that Stuart Kroonenberg had resigned as Secretary and Treasurer of Croff Enterprises, Inc. Croff is currently seeking a permanent replacement for a Chief Financial Officer who will also serve as Secretary and Treasurer. Croff announced that the Board of Directors had elected Richard Mandel, a director, as Acting Secretary and Kelle Thomas as Acting Treasurer until a permanent replacement was selected.

Croff is an independent energy company engaged in the business of oil and natural gas production, primarily through ownership of perpetual mineral interests and acquisition of producing oil and natural gas leases. The Company s principal activity is oil and natural gas production from non-operated properties. The Company acquires, owns, and produces, producing and non-producing leases and perpetual mineral interests in Alabama, Colorado, Michigan, Montana, New Mexico, North Dakota, Oklahoma, Texas, Utah and Wyoming.

                                   SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2004

                          CROFF ENTERPRISES, INC.

                          By: /s/  Gerald L. Jensen
                          --------------------------------
                          Name:  Gerald L. Jensen
                          Title: President